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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

   SUPPLEMENT DATED APRIL 8, 2004 TO THE PROSPECTUS DATED DECEMBER 29, 2003

   The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectus of the Trust.

   On March 18, 2004, the Trust's Board of Trustees approved the following:

  . Effective April 1, 2004, the termination of Alliance Capital Management L.P. and the hiring of Westfield Capital Management Company, Inc. ("Westfield") as an investment adviser to Large Capitalization Growth Investments ("Large Cap Growth Portfolio"). The Consulting Group, a division of Smith Barney Fund Management LLC ("SBFM"), recommended Westfield as an adviser because Westfield offers an investment style that is complementary to the other advisers in the Large Cap Growth Portfolio given their growth at a reasonable price strategy. Westfield seeks to invest in companies with consistent or accelerating earnings growth, identifying the best opportunities through fundamental research. In addition, Westfield seeks a competitive edge among large cap advisers through research visits to small and mid-cap companies. Westfield's stock selection seeks to identify companies with broad market opportunities, superior company management, disciplined capital allocation, return on invested capital trends, solid financial controls and accounting, quality balance sheets and unique market positions and pricing power.

      The hiring of Westfield has resulted in the entering into of an investment advisory agreement dated and effective April 1, 2004, between SBFM and Westfield. Under the terms of the agreement, Westfield will receive a fee of 0.35% on the first $300 million and 0.30% thereafter, that is computed daily and paid monthly based on the value of the average net assets of the Large Cap Growth Portfolio allocated to Westfield. Westfield is located in Boston, Massachusetts and as of February 29, 2004 managed approximately $6.4 billion in assets. With the hiring of Westfield, the assets of the Large Cap Growth Portfolio will be allocated as follows: TCW Investment Management Company 25%; Sands Capital Management, Inc. 25%; Westfield 25% and Turner Investment Partners, Inc. 25%.

      Shareholders of the Large Cap Growth Portfolio will soon receive an information statement regarding this change.

  . Effective April 1, 2004, the termination of Oechsle International Advisors, LLC and the hiring of William Blair & Company, LLC ("William Blair") as an investment adviser to International Equity Investments ("International Portfolio"). The Consulting Group recommended William Blair as an adviser because William Blair offers an investment style that is complementary to the other advisers in the International Portfolio given their growth strategy. William Blair will invest in a portfolio of growth American Depository Receipts ("ADRs") and ordinary shares. It seeks to provide consistent relative returns through an investment process emphasizing fundamental competitive leadership and long-term earnings and dividend growth. William Blair's chief sources of new investment candidates include company visits, industry conferences, market and industry screens, competitor/vendor/customer analysis, outside research and media sources and thematic analysis.

      The hiring of William Blair has resulted in the entering into of an investment advisory agreement dated March 23, 2004 and effective April 1, 2004, between SBFM and William Blair. Under the terms of the agreement, William Blair will receive a fee of 0.40% on the first $100 million and 0.35% thereafter, that is computed daily and paid monthly based on the value of the average net assets of the Large Cap Growth Portfolio allocated to William Blair. William Blair is located in Chicago, Illinois and as of

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      December 31, 2003 managed approximately $17.3 billion in assets. With the hiring of William Blair, the assets of the International Portfolio will be allocated as follows: Philadelphia International Advisors LP 40%; Brandywine Asset Management, Inc. 30% and William Blair 30%.

      Shareholders of the International Portfolio will soon receive an information statement regarding this change.

  . Effective April 1, 2004, the termination of F&C Emerging Markets Limited and the hiring of Newgate LLP ("Newgate") as an investment adviser to Emerging Markets Equity Investments ("Emerging Markets Portfolio"). The Consulting Group recommended Newgate as an adviser because its portfolio characteristics fit better within the overall objectives of the total portfolio. Newgate utilizes a top-down value approach and seeks to identify undervalued economic regions, countries and sectors. Newgate incorporates both geopolitical and macroeconomic factors into its investment strategy through fundamental analysis, investment experience and judgment. The hiring of Newgate has resulted in the entering into of an investment advisory agreement dated and effective April 1, 2004, between SBFM and Newgate. Under the terms of the agreement, Newgate will receive a fee of 0.50%, that is computed daily and paid monthly based on the value of the average net assets of the Emerging Markets Portfolio allocated to Newgate. Newgate is located in Greenwich, Connecticut and as of December 31, 2003 managed approximately $750 million in assets. With the hiring of Newgate, the assets of the Emerging Markets Portfolio will be allocated as follows: SSgA Funds Management, Inc. 50% and Newgate 50%.

      Shareholders of the Emerging Markets Portfolio will soon receive an information statement regarding this change.

  . Effective immediately, the termination of Westpeak Global Advisor, L.P. ("Westpeak") as an investment adviser to Small Capitalization Growth Investments ("Small Cap Growth Portfolio"). With the termination of Westpeak, the assets of the Small Cap Growth Portfolio will be allocated as follows: Wall Street Associates 50% and Westfield 50%.


   TK 2088 12/03 S2

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